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                                                                  EXHIBIT 23(a)
                             ARTHUR ANDERSEN LLP
                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Form S-3, of our report dated February 1, 1999, included in UtiliCorp's Annual Report on Form 10-K for the year ended December 31, 1998, and all references to our firm included in this Registration Statement.

                                      /s/ Arthur Andersen LLP

Kansas City, Missouri
September 10, 1999